UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 10, 2026
Oklo Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-40583	86-2292473
(State or other jurisdiction of incorporation)	0	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Coronado Dr. Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)
(650) 550-0127
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OKLO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On April 10, 2026, the Board of Directors (the “Board”) of Oklo Inc. (the “Company”) approved an increase in the size of the Board to eleven directors and appointed David Christian, Derek Kan, David Park, and Dr. Mark Peters to serve as directors. Messrs. Kan and Park were appointed as Class I directors, Dr. Peters was appointed as a Class II director, and Mr. Christian was appointed as a Class III director, in each case to serve until his successor is duly elected and qualified or until his earlier resignation or removal.

There is no arrangement or understanding pursuant to which any of Messrs. Christian, Kan, Park, and Peters were appointed to the Board. The Board has determined that each of Messrs. Christian, Kan, Park, and Peters qualifies as an independent director under the New York Stock Exchange listing standards. There are no transactions between the Company and any of Messrs. Christian, Kan, Park, and Peters that would be reportable under Item 404(a) of Regulation S-K. Messrs. Christian, Kan, Park, and Peters will receive compensation consistent with that provided to non-employee directors as described in the Company’s non-employee director compensation program.

Appointment of Lead Independent Director

On April 10, 2026, the Board appointed Michael Thompson as its Lead Independent Director, effective immediately.

Resignation of Officer
On April 8, 2026, the Company and Patrick J. Schweiger, the Company’s Chief Technology Officer, reached mutual agreement to transition Mr. Schweiger from Chief Technology Officer to a non-executive role as a senior technical advisor.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

The following exhibits are included in this report:

Exhibit No.	Description
99.1	Press Release on April 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oklo Inc.

Date: April 14, 2026	By:	/s/ R. Craig Bealmear
	Name:	R. Craig Bealmear
	Title:	Chief Financial Officer